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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington D. C.  20549

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                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                 February 3, 1994




                              Hecla Mining Company
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



                     1-8491                           82-0126240

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       (Commission File Number)          (IRS Employer Identification No.)



       6500 Mineral Drive
       Coeur d'Alene, Idaho                                83814-8788

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       (Address of principal executive offices)            (Zip Code)



                                (208) 769-4100
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                       (Registrant's Telephone Number)


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Item 5.  Other Events.

         On February 3, 1994, the Registrant issued a press release in the form attached hereto as Exhibit 1, incorporated herein by this reference. Reference is made to the press release attached hereto as Exhibit 1 for the full text of the announcement.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

         1.      Press release dated February 3, 1994.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 7, 1994.

                                            HECLA MINING COMPANY



                                            By:  /s/ Michael B. White
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                                                Michael B. White
                                                Vice President - General Counsel
                                                   & Secretary





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                                EXHIBIT INDEX


Description
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     1.           Press release dated February 3, 1994.